UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 22, 2005

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts 02116

(Address of Principal Executive Offices) (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On February 22, 2005, management of American Tower Corporation (the “Company”), in consultation with the Company’s independent registered public accounting firm, Deloitte & Touche LLP, concluded that the Company’s previously issued financial statements for periods ending on or prior to September 30, 2004 should be restated to correct errors resulting from its accounting treatment of ground leases underlying its tower sites. The Company undertook a review of its lease accounting practices and determined that it should change the periods used to calculate depreciation expense and straight-line rent expense relating to certain of its tower assets and underlying ground leases.

The primary effect of this accounting correction will be to accelerate to earlier periods non-cash rent expense and depreciation expense with respect to certain of the Company’s tower sites, resulting in an increase in non-cash expenses compared to what has previously been reported. The restatement will not impact historical or future cash flows provided by operating activities, the timing or amount of payments under the related ground leases, or compliance with any financial ratio covenant under the Company’s credit facility or other financial covenants under its debt instruments.

The Company will amend the appropriate filings with the Securities and Exchange Commission to include restated financial statements for the three-year period ended December 31, 2003 and the first three fiscal quarters of 2004. Accordingly, the financial statements and the related independent auditors’ reports contained in the Company’s prior filings with the Securities and Exchange Commission should no longer be relied upon.

The Audit Committee of the Company’s Board of Directors and executive officers of the Company have discussed with the Company’s independent registered public accounting firm the matters disclosed in this Item 4.02(a) of this Form 8-K.

Item 8.01 Other Events.

On February 28, 2005, the Company issued a press release announcing that it will restate its previously issued financial statements for periods ending on or prior to September 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Item
99.1	Press release dated February 28, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION
(Registrant)

Date: February 28, 2005	By:	/s/ BRADLEY E. SINGER
Bradley E. Singer
Chief Financial Officer and Treasurer